UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): May 18, 2016

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures, including currency translation)

	February '16	March '16	April '16
Process Management	-15 to -10	-10 to -5	-10 to -5
Industrial Automation	-15 to -10	-15 to -10	-10 to -5
Network Power	5	10 to 15	10 to 15
Climate Technologies	0	5	-5 to 0
Commercial & Residential Solutions	-5 to 0	-5 to 0	0 to 5
Total Emerson	-10 to -5	-5 to 0	-5 to 0

April 2016 Orders Comments

Trailing three-month orders decreased 2 percent as monthly orders continue to reflect the impact of low oil prices and reduced levels of industrial capital spending. Currency translation was favorable by 3 percent. Underlying orders were down 5 percent. As a result, we now expect underlying sales for fiscal 2016 to be at the lower end of the range previously communicated in our second quarter earnings release. Due to continuing cost reduction efforts, we expect that fiscal 2016 earnings per share will still be within the range previously communicated.

As disclosed in the Company's 8-K filed October 16, 2015, the Company has transitioned the release of orders data and detailed segment analysis from monthly to quarterly, with releases scheduled to occur in the months of December, March, June and September each year. However, we may periodically make off-cycle, more limited releases, such as this one, to provide management the opportunity to discuss our orders performance with the investment community.

Upcoming Investor Events

On Wednesday, May 18, 2016, Emerson Chairman and Chief Executive Officer David Farr will present at the Electrical Products Group Conference in Longboat Key, Florida, at 10:45 a.m. ET. The presentation will be posted on Emerson's website at www.emerson.com/financial at the time of the event and remain available for approximately three months.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include Emerson's ability to successfully complete on the terms and conditions contemplated, and the financial impact of, its strategic portfolio repositioning actions, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	May 18, 2016	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary